Prepayments and Other Non-Current Assets - Schedule of Prepayments and Other Non Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepayments for equity investments		¥ 67,250	¥ 0
Prepayments to vendors and content providers		43,488	0
Others		10,092	2,000
Total	$ 17,574	¥ 120,830	¥ 2,000